UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------
                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 7, 2004

                     --------------------------------------

                               COMDIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                     0-9023                94-2443673
  -----------------------------         -----------        --------------------
         (STATE OR OTHER                (COMMISSION            (IRS EMPLOYER
  JURISDICTION OF INCORPORATION)        FILE NUMBER)        IDENTIFICATION NO.)

                 106 CATTLEMEN ROAD
                 SARASOTA, FLORIDA                                 34232
      ----------------------------------------                  -----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (941) 554-5000

ITEM 5.  OTHER EVENTS

     On January 7, 2004, the Company announced the appointment of Neil Lichtman as president of the Company. Nickolas Branica will continue at the Company as the chief executive officer.

ITEM 7.  EXHIBITS

         (a)  None.
         (b)  None.
         (c)  99.1 Press Release dated January 7, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COMDIAL CORPORATION


                              By:   /s/ Kenneth M. Clinebell
                                    --------------------------------------
                                    Kenneth M. Clinebell, Senior Vice President
                                    And Chief Financial Officer